Exhibit 10.2

AMENDMENT NO. 1

TO

DEFINED CONTRIBUTION PLAN

Reference is made to the CNB Financial Corporation Defined Contribution Plan for Tito Lima established effective January 2, 2022 (the “Plan”).

WHEREAS, Article X of the Plan provides that the Board of Directors of CNB Financial Corporation (the “Company”) may at any time, with the prior written consent of Tito Lima (the “Executive”), amend the Plan by a written instrument; and

WHEREAS, the Company and the Executive desire to amend the Plan, effective September 30, 2023, to prohibit further contributions and immediately vest previous contributions.

NOW, THEREFORE, pursuant to the provisions of Article X and every other power enabling it to do so, the Company, acting through its Board of Directors, and the Executive hereby amend the Plan, effective September 30, 2023, as follows:

1. The cover page is hereby amended by inserting the following new language under “Effective January 2, 2022”: “As Amended September 30, 2023”.

2. Section 3.2 (“Bank Contributions”) is hereby amended by deleting it and replacing it in its entirety with the following new language:

As of September 30, 2023, no further contributions, including Bank Contributions, shall be made or allocated to the Executive’s Bank Contribution Account.

3. Section 4.1 (“Vesting of Bank Contributions”) is hereby amended by deleting subsections (a), (b) and (c) thereof and replacing them in their entirety with the following new language:

As of September 30, 2023, the Executive shall immediately fully vest in all Bank Contributions.

4. Section 5.1 (“Earnings on Accounts”) is hereby amended by deleting it and replacing it in its entirety with the following new language:

Each December 31, the Executive’s Bank Contributions Account shall be credited with an amount equal to the Interest Rate for that Plan Year multiplied by the balance in the Bank Contribution Account as of the previous December 31.

5. The provisions of the Plan shall remain applicable except as expressly provided herein.

[Signature page follows]

IN WITNESS WHEREOF, the Company and the Executive have caused this Amendment No. 1 to be executed on this 30th day of September, 2023.

CNB FINANCIAL CORPORATION

By:	/s/ Michael D. Peduzzi
Name:	Michael D. Peduzzi
Title:	President & Chief Executive Officer

EXECUTIVE

By:	/s/ Tito Lima
Name:	Tito Lima

[Signature page to Amendment No. 1 to Defined Contribution Plan for Tito Lima]